Exhibit 10.21
EXECUTION VERSION

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT
among
DISCOVERORG, LLC,
as Borrower,
DISCOVERORG MIDCO, LLC,
as Holdings,
the other Grantors from time to time party hereto,
MORGAN STANLEY SENIOR FUNDING, INC.,
as Senior Priority Representative for the First Lien Credit Agreement Secured Parties,
MORGAN STANLEY SENIOR FUNDING, INC.,
as Second Priority Representative for the Initial Second Priority Debt Secured Parties,
and
each additional Representative from time to time party hereto dated as of February 1, 2019

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of February 1, 2019 (this “Agreement”), among DISCOVERORG MIDCO, LLC, a Delaware limited liability company (“Holdings”), DISCOVERORG, LLC, a Delaware limited liability company (“Borrower”), the other Grantors from time to time party hereto, MORGAN STANLEY SENIOR FUNDING, INC., acting in its capacity as administrative agent and collateral agent under the First Lien Credit Agreement, as Representative for the First Lien Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), MORGAN STANLEY SENIOR FUNDING, INC., acting in its capacity as administrative agent and collateral agent under the Initial Second Lien Debt Agreement, as Representative for the Initial Second Priority Debt Secured Parties (in such capacity and together with its successors in such capacity, the “Initial Second Lien Representative”), and each additional Senior Priority Representative and Second Priority Representative that from time to time becomes a party hereto pursuant to Section 8.09.
In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the First Lien Collateral Agent (for itself and on behalf of the First Lien Credit Agreement Secured Parties), the Initial Second Lien Representative (for itself and on behalf of the Initial Second Priority Debt Secured Parties) and each additional Senior Priority Representative (for itself and on behalf of the Additional Senior Secured Parties under the applicable Additional Senior Priority Debt Facility) and each additional Second Priority Representative (for itself and on behalf of the Additional Second Priority Secured Parties under the applicable Additional Second Priority Debt Facility) agree as follows:
ARTICLE 1
DEFINITIONS
SECTION 1.01    Certain Defined Terms.    Capitalized terms used but not otherwise defined herein have the meanings set forth in the First Lien Credit Agreement or, if defined in the UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:
“Additional Second Priority Debt” means any Indebtedness that is incurred, issued or guaranteed by the Borrower and/or any other Grantor (other than Indebtedness constituting Initial Second Lien Debt Obligations) which Indebtedness and Guarantees are secured by Liens on the Second Priority Collateral (or a portion thereof) having the same priority (but without regard to control of remedies, other than as provided by the terms of the applicable Second Priority Debt Documents) as the Liens securing the Initial Second Lien Debt Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each Senior Priority Debt Document and Second Priority Debt Document in effect at the time of such incurrence and (ii) the Representative for the holders of such Indebtedness shall have become party to (A) this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and (B) the Second Lien Intercreditor Agreement pursuant to, and by satisfying the conditions set forth therein; provided, further, that, if such Indebtedness will be the initial Additional Second Priority Debt incurred or issued by the Borrower after the Closing Date, then the Borrower, the Initial Second Lien Representative and the Representative for the holders of such Indebtedness shall have executed and delivered the Second Lien Intercreditor Agreement.

Additional Second Priority Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Grantors issued in exchange therefor.
“Additional Second Priority Debt Documents” means, with respect to any series, issue or class of Additional Second Priority Debt, the promissory notes, credit agreements, loan agreements, note purchase agreements, indentures or other operative agreements evidencing or governing such Indebtedness or the Liens securing such Indebtedness, including the Second Priority Collateral Documents.
“Additional Second Priority Debt Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional Second Priority Debt.
“Additional Second Priority Debt Obligations” means, with respect to any series, issue or class of Additional Second Priority Debt, (a) all principal of, and premium and interest, fees, and expenses (including, without limitation, any interest, fees, or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Second Priority Debt, (b) all other amounts payable to the related Additional Second Priority Secured Parties under the related Additional Second Priority Debt Documents and (c) any renewals or extensions of the foregoing.
“Additional Second Priority Secured Parties” means, with respect to any series, issue or class of Additional Second Priority Debt, the holders of such Indebtedness or any other Additional Second Priority Debt Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Additional Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any Grantor under any related Additional Second Priority Debt Documents.
“Additional Senior Priority Debt” means any Indebtedness that is incurred, issued or guaranteed by the Borrower and/or any other Grantor (other than Indebtedness constituting First Lien Credit Agreement Obligations) which Indebtedness and Guarantees are secured by Liens on the Senior Priority Collateral (or a portion thereof) having the same priority (but without regard to control of remedies) as the Liens securing the First Lien Credit Agreement Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each Senior Priority Debt Document and Second Priority Debt Document in effect at the time of such incurrence and (ii) the Representative for the holders of such Indebtedness shall have become party to (A) this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and (B) the Equal Priority Intercreditor Agreement pursuant to, and by satisfying the conditions set forth therein; provided, further, that, if such Indebtedness will be the initial Additional Senior Priority Debt incurred or issued by the Borrower after the Closing Date, then the Borrower, the First Lien Collateral Agent and the Representative for such Indebtedness shall have executed and delivered the Equal Priority Intercreditor Agreement. Additional Senior Priority Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Grantor issued in exchange therefor.

“Additional Senior Priority Debt Documents” means, with respect to any series, issue or class of Additional Senior Priority Debt, the promissory notes, credit agreements, loan agreements, note purchase agreements, indentures, or other operative agreements evidencing or governing such Indebtedness or the Liens securing such Indebtedness, including the Senior Priority Collateral Documents.
“Additional Senior Priority Debt Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional Senior Priority Debt.
“Additional Senior Priority Debt Obligations” means, with respect to any series, issue or class of Additional Senior Priority Debt, (a) all principal of, and premium and interest, fees, and expenses (including, without limitation, any interest, fees, or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Senior Priority Debt, (b) all other amounts payable to the related Additional Senior Secured Parties under the related Additional Senior Priority Debt Documents and (c) any renewals or extensions of the foregoing.
“Additional Senior Secured Parties” means, with respect to any series, issue or class of Additional Senior Priority Debt, the holders of such Indebtedness or any other Additional Senior Priority Debt Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Additional Senior Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any Grantor under any related Additional Senior Priority Debt Documents.
“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.
“Bankruptcy Code” means Title 11 of the United States Code, as amended.
“Bankruptcy Laws” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, administration, rearrangement, judicial management, receivership, insolvency, reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise), or similar federal, state, or foreign debtor relief laws (including under any applicable corporate statute) of the United States or other applicable jurisdictions from time to time in effect.
“Borrower” means DiscoverOrg, LLC, a Delaware limited liability company.
“Capital Stock” means:
(a)    in the case of a corporation, corporate stock;
(b)    in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(c)    in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and
(d)    any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.
“Class Debt” has the meaning assigned to such term in Section 8.09(a).
“Class Debt Parties” has the meaning assigned to such term in Section 8.09(a).
“Class Debt Representatives” has the meaning assigned to such term in Section 8.09(a).
“Closing Date” means the date hereof.
“Collateral” means the Senior Priority Collateral and the Second Priority Collateral.
“Collateral Documents” means the Senior Priority Collateral Documents and the Second Priority Collateral Documents.
“Computer Software” means all software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing.
“control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “controlled” have meanings correlative thereto.
“Copyrights” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in such copyrights, works protectable by copyright, and copyright applications to register copyright, including, without limitation, copyrights in Computer Software, internet web sites and the content thereof, whether registered or unregistered; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.
“Debt Facility” means any Senior Priority Debt Facility and any Second Priority Debt Facility.

“Designated Second Priority Representative” means (i) the Initial Second Lien Representative, so long as the Second Priority Debt Facility under the Initial Second Lien Debt Documents is the only Second Priority Debt Facility under this Agreement and (ii) at any time when clause (i) does not apply, the “Applicable Authorized Representative” or similar term (as defined in the Second Lien Intercreditor Agreement) at such time.
“Designated Senior Representative” means (i) the First Lien Collateral Agent, so long as the Senior Priority Debt Facility under the First Lien Credit Agreement is the only Senior Priority Debt Facility under this Agreement and (ii) at any time when clause (i) does not apply, the “Applicable Collateral Agent” or similar term (as defined in the Equal Priority Intercreditor Agreement) at such time.
“DIP Financing” has the meaning assigned to such term in Section 6.01.
“Discharge of First Lien Credit Agreement Obligations” means, except to the extent otherwise expressly provided in Section 5.06 and Section 6.04,
(a)    payment in full of all First Lien Credit Agreement Obligations (other than (i) any indemnification obligations for which no claim has been asserted and (ii) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements not then due);
(b)    termination or expiration of all commitments, if any, to extend credit that would constitute First Lien Credit Agreement Obligations; and
(c)    the expiration or termination of all letters of credit (other than letters of credit which have been Cash Collateralized (as defined in the First Lien Credit Agreement)).
“Discharge of Senior Obligations” means, except to the extent otherwise expressly provided in Section 5.06 and Section 6.04, the occurrence of both (I) with respect to the First Lien Credit Agreement Obligations, the Discharge of First Lien Credit Agreement Obligations, and (II) with respect to all other Senior Obligations:
(a)    payment in full of all Senior Obligations (other than any indemnification obligations for which no claim has been asserted and any other Senior Obligations not required to be paid in full in order to have the Liens on all Collateral securing such Senior Obligations to be released at such time in accordance with the applicable Senior Priority Debt Documents);
(b)    termination or expiration of all commitments, if any, to extend credit that would constitute Senior Obligations; and
(c)    termination of all letters of credit issued under the Senior Priority Debt Documents or providing cash collateral or backstop letters of credit on terms specified in the applicable Senior Priority Debt Documents or otherwise acceptable to the applicable Senior Priority Representative or issuing bank in an amount and in a manner specified in the applicable Senior Priority Debt Documents or otherwise reasonably satisfactory to the applicable Senior Priority Representative and issuing bank.

“Disposition” means any conveyance, sale, lease, assignment, transfer, license or other disposition.
“Equal Priority Intercreditor Agreement” means a customary intercreditor agreement in form and substance reasonably acceptable to the Senior Priority Representative with respect to each Senior Priority Debt Facility in existence at the time such intercreditor agreement is entered into and the Borrower, and which provides that the Liens on the applicable Collateral securing all Indebtedness covered thereby shall be of equal priority (but without regard to the control of remedies).
“First Lien/Second Lien Intercreditor Agreement” has the meaning assigned to such term in Section 5.03(a).
“First Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor administrative agent and collateral agent as provided in Section 9.09 of the First Lien Credit Agreement.
“First Lien Credit Agreement” means that certain First Lien Credit Agreement, dated as of February 1, 2019, among Holdings, the Borrower, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, and the other parties thereto.
“First Lien Credit Agreement Credit Documents” means the First Lien Credit Agreement and the other “Loan Documents” as defined in the First Lien Credit Agreement.
“First Lien Credit Agreement Obligations” means the “Obligations” as defined in the First Lien Credit Agreement.
“First Lien Credit Agreement Secured Parties” means the “Secured Parties” as defined in the First Lien Credit Agreement.
“Grantors” means Holdings, the Borrower and each Subsidiary of Holdings (other than the Borrower) that has granted a security interest pursuant to any Collateral Document to secure any Secured Obligations.
“Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.
“Initial Second Lien Debt Agreement” means that certain Second Lien Credit Agreement, dated as of February 1, 2019, among Holdings, the Borrower, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent.
“Initial Second Lien Debt Documents” means the Initial Second Lien Debt Agreement and the other “Loan Documents” as defined in the Initial Second Lien Debt Agreement.
“Initial Second Lien Debt Obligations” means the “Obligations” as defined in the Initial Second Lien Debt Agreement.

“Initial Second Lien Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor administrative agent and collateral agent as provided in Section 9.09 of the Initial Second Lien Debt Agreement.
“Initial Second Priority Debt Secured Parties” means the “Secured Parties” as defined in the Initial Second Lien Debt Agreement.
“Insolvency or Liquidation Proceeding” means:
(1)    any case commenced by or against the Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, arrangement (including under any applicable corporate statute), recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;
(2)    any liquidation, dissolution, judicial management, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or
(3)    any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.
“Intellectual Property” means, with respect to any Grantor, all intellectual and similar property of every kind and nature now owned or hereafter acquired by such Grantor, including Patents, Copyrights, Trademarks and all related documentation and registrations and all additions, improvements or accessions to any of the foregoing.
“Joinder Agreement” means a supplement to this Agreement in the form of Annex II or Annex III hereof required to be delivered by a Representative to the Designated Senior Representative or Designated Second Priority Representative, as the case may be, pursuant to Section 8.09 hereof in order to include an additional Debt Facility hereunder and to become the Representative hereunder for the Senior Priority Secured Parties or Second Priority Secured Parties, as the case may be, under such Debt Facility.
“Officer’s Certificate” has the meaning assigned to such term in Section 8.08.
“Patents” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to: (a) any and all patents, patent applications, utility models and statutory invention registrations; (b) all inventions or designs claimed or disclosed therein and all improvements thereto; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.
“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).
“Proceeds” means the proceeds of any sale, collection or other liquidation of Shared Collateral and any payment or distribution made in respect of Shared Collateral in an Insolvency or Liquidation Proceeding and any amounts received by any Senior Priority Representative or any Senior Priority Secured Party from a Second Priority Secured Party in respect of Shared Collateral pursuant to this Agreement and shall include all “proceeds,” as such term is defined in the UCC.
“Recovery” has the meaning assigned to such term in Section 6.04.
“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, loan agreement, note purchase agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.
“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same Guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.
“Representatives” means the Senior Priority Representatives and the Second Priority Representatives.
“SEC” means the United States Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Second Lien Intercreditor Agreement” means a customary intercreditor agreement in form and substance reasonably acceptable to the Second Priority Representative with respect to each Second Priority Debt Facility in existence at the time such intercreditor agreement is entered into and the Borrower, and which provides that the Liens on the applicable Collateral securing all Indebtedness covered thereby shall be of equal priority (but without regard to the control of remedies).
“Second Priority Class Debt” has the meaning assigned to such term in Section 8.09(a).
“Second Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09(a).

“Second Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09(a).
“Second Priority Collateral” means any “Collateral” (or equivalent term) as defined in any Initial Second Lien Debt Documents or any other Second Priority Debt Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt Obligations.
“Second Priority Collateral Documents” means the “Collateral Documents” as defined in the Initial Second Lien Debt Agreement and each of the security agreements and other instruments and documents executed and delivered by the Borrower or any other Grantor for purposes of providing collateral security for any Second Priority Debt Obligation.
“Second Priority Debt Documents” means (a) the Initial Second Lien Debt Documents and (b) any Additional Second Priority Debt Documents.
“Second Priority Debt Facilities” means the Initial Second Lien Debt Agreement and any Additional Second Priority Debt Facilities.
“Second Priority Debt Obligations” means the Initial Second Lien Debt Obligations and any Additional Second Priority Debt Obligations.
“Second Priority Enforcement Date” means, with respect to any Second Priority Representative, the date which is 180 days (through which 180 day period such Second Priority Representative was the Designated Second Priority Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) and (ii) the Designated Senior Representative’s and each other Representative’s receipt of written notice from such Second Priority Representative that (x) such Second Priority Representative is the Designated Second Priority Representative and that an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) has occurred and is continuing and (y) the Second Priority Debt Obligations of the series, issue or class with respect to which such Second Priority Representative is the Second Priority Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Second Priority Debt Document; provided that the Second Priority Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time a Senior Priority Representative has commenced and is diligently pursuing any enforcement action with respect to a material portion of any Shared Collateral or (2) at any time any Grantor which has granted a security interest in any Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.
“Second Priority Lien” means the Liens on the Second Priority Collateral in favor of Second Priority Secured Parties under the Second Priority Collateral Documents.
“Second Priority Representative” means (i) in the case of any Initial Second Lien Debt Obligations or the Initial Second Priority Debt Secured Parties, the Initial Second Lien

Representative and (ii) in the case of any Additional Second Priority Debt Facility and the Additional Second Priority Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Second Priority Debt Facility that is named as the Representative in respect of such Additional Second Priority Debt Facility in the applicable Joinder Agreement.
“Second Priority Secured Parties” means the Initial Second Priority Debt Secured Parties and any Additional Second Priority Secured Parties.
“Secured Obligations” means the Senior Obligations and the Second Priority Debt Obligations.
“Secured Parties” means the Senior Priority Secured Parties and the Second Priority Secured Parties.
“Senior Lien” means the Liens on the Senior Priority Collateral in favor of the Senior Priority Secured Parties under the Senior Priority Collateral Documents.
“Senior Obligations” means the First Lien Credit Agreement Obligations and any Additional Senior Priority Debt Obligations.
“Senior Priority Class Debt” has the meaning assigned to such term in Section 8.09(a).
“Senior Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09(a).
“Senior Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09(a).
“Senior Priority Collateral” means any “Collateral” (or equivalent term) as defined in any First Lien Credit Agreement Credit Document or any other Senior Priority Debt Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Senior Priority Collateral Document as security for any Senior Obligations.
“Senior Priority Collateral Documents” means the “Collateral Documents” as defined in the First Lien Credit Agreement and each of the security agreements and other instruments and documents executed and delivered by the Borrower or any other Grantor for purposes of providing collateral security for any Senior Obligation.
“Senior Priority Debt Documents” means (a) the First Lien Credit Agreement Credit Documents and (b) any Additional Senior Priority Debt Documents.
“Senior Priority Debt Facilities” means the First Lien Credit Agreement and any Additional Senior Priority Debt Facilities.

“Senior Priority Representative” means (i) in the case of any First Lien Credit Agreement Obligations or the First Lien Credit Agreement Secured Parties, the First Lien Collateral Agent and (ii) in the case of any Additional Senior Priority Debt Facility and the Additional Senior Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Priority Debt Facility that is named as the Representative in respect of such Additional Senior Priority Debt Facility in the applicable Joinder Agreement.
“Senior Priority Secured Parties” means the First Lien Credit Agreement Secured Parties and any Additional Senior Secured Parties.
“Shared Collateral” means, at any time, Collateral in which the holders of Senior Obligations under at least one Senior Priority Debt Facility (or their Representatives) and the holders of Second Priority Debt Obligations under at least one Second Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the Senior Priority Debt Facilities, are deemed pursuant to Article 2 to hold a security interest). If, at any time, any portion of the Senior Priority Collateral under one or more Senior Priority Debt Facilities does not constitute Second Priority Collateral under one or more Second Priority Debt Facilities, then such portion of such Senior Priority Collateral shall constitute Shared Collateral only with respect to the Second Priority Debt Facilities for which it constitutes Second Priority Collateral and shall not constitute Shared Collateral for any Second Priority Debt Facility which does not have a security interest in such Collateral at such time.
“Trademarks” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all trademarks, trademark applications, service marks, service mark applications, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; and (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.
“Uniform Commercial Code” or “UCC” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.
SECTION 1.02    Terms Generally.    The rules of interpretation set forth in Sections 1.02 through 1.11, as applicable, of the First Lien Credit Agreement are incorporated herein mutatis mutandis.
ARTICLE 2
PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL
SECTION 2.01    Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any

Liens granted to any Second Priority Representative or any Second Priority Secured Parties on the Shared Collateral or of any Liens granted to any Senior Priority Representative or any other Senior Priority Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable Law, any Second Priority Debt Document or any Senior Priority Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that (a) any Lien on the Shared Collateral securing or purporting to secure any Senior Obligations now or hereafter held by or on behalf of any Senior Priority Representative or any other Senior Priority Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing or purporting to secure any Second Priority Debt Obligations and (b) any Lien on the Shared Collateral securing or purporting to secure any Second Priority Debt Obligations now or hereafter held by or on behalf of any Second Priority Representative, any Second Priority Secured Parties or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing or purporting to secure any Senior Obligations. All Liens on the Shared Collateral securing or purporting to secure any Senior Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing or purporting to secure any Second Priority Debt Obligations for all purposes, whether or not such Liens securing or purporting to secure any Senior Obligations are subordinated to any Lien securing any other obligation of the Borrower, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.
SECTION 2.02    Nature of Senior Lender Claims.    Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges that (a) a portion of the Senior Obligations is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Priority Debt Documents and the Senior Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the Senior Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Obligations may be increased, in each case, without notice to or consent by the Second Priority Representatives or the Second Priority Secured Parties and without affecting the provisions hereof, except as otherwise expressly set forth herein. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, supplement or other modification, or any Refinancing, of either the Senior Obligations or the Second Priority Debt Obligations, or any portion thereof. As between the Borrower and the other Grantors, on the one hand, and the Second Priority Secured Parties, on the other hand, the foregoing provisions will not limit or otherwise affect the obligations of the Borrower or any other Grantor contained in any Second Priority Debt Document with respect to the incurrence of additional Senior Obligations.
SECTION 2.03    Prohibition on Contesting Liens. (a) Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any

Senior Obligations held (or purported to be held) by or on behalf of any Senior Priority Representative or any of the other Senior Priority Secured Parties or any other agent or trustee therefor in any Senior Priority Collateral or the allowability of any claims asserted with respect to any Senior Obligations in any proceeding (including any Insolvency or Liquidation Proceeding) and (b) each Senior Priority Representative, for itself and on behalf of each Senior Priority Secured Party under its Senior Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Second Priority Debt Obligations held (or purported to be held) by or on behalf of any Second Priority Representative or any of the Second Priority Secured Parties in the Second Priority Collateral or the allowability of any claims asserted with respect to any Second Priority Debt Obligations in any proceeding (including any Insolvency or Liquidation Proceeding). Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Senior Priority Representative to enforce this Agreement (including the priority of the Liens securing the Senior Obligations as provided in Section 2.01) or any of the Senior Priority Debt Documents.
SECTION 2.04    No New Liens. The parties hereto agree that, so long as the Discharge of Senior Obligations has not occurred, (a) none of the Grantors shall grant any additional Liens on any asset or property of any Grantor to secure any Second Priority Debt Obligation unless it has also granted, or concurrently therewith also grants, a Lien on such asset or property of such Grantor to secure the Senior Obligations; and (b) if any Second Priority Representative or any Second Priority Secured Party shall hold any Lien on any assets or property of any Grantor securing any Second Priority Debt Obligations that are not also subject to the Liens securing all Senior Obligations under the Senior Priority Collateral Documents, such Second Priority Representative or Second Priority Secured Party (i) shall notify the Designated Senior Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly also grant a similar Lien on such assets or property to each Senior Priority Representative as security for the Senior Obligations, shall assign such Lien to the Designated Senior Representative as security for all Senior Obligations for the benefit of the Senior Priority Secured Parties (but may retain a junior Lien on such assets or property subject to the terms hereof) and (ii) until such assignment or such grant of a similar Lien to each Senior Priority Representative, shall be deemed to hold and have held such Lien for the benefit of each Senior Priority Representative and the other Senior Priority Secured Parties as security for the Senior Obligations; provided that this provision will not be violated with respect to any particular series of Additional Senior Priority Debt Obligations if the applicable trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Priority Debt Facility that is named as the Representative in respect of such Additional Senior Priority Debt Facility in the applicable Joinder Agreement is given a reasonable opportunity to accept a Lien on any asset or property and either the Borrower or such trustee or agent states in writing that the Senior Priority Debt Documents in respect thereof prohibit such trustee or agent from accepting a Lien on such asset or property or such trustee or agent otherwise expressly declines to accept a Lien on such asset or property. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to any Senior Priority Representative or any other Senior Priority Secured Party, each Second Priority Representative agrees, for itself and on behalf of the other Second Priority Secured Parties for which it has been named the Representative, that any amounts received by or distributed to any Second Priority Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04 shall be subject to Section 4.01 and Section 4.02.
SECTION 2.05    Perfection of Liens. Except for the limited agreements of the Senior Priority Representatives pursuant to Section 5.05 hereof, none of the Senior Priority Representatives or the Senior Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representatives or the Second Priority Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Priority Secured Parties and the Second Priority Secured Parties and shall not impose on the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives, the Second Priority Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or Governmental Authority or any applicable Law.
SECTION 2.06    Certain Cash Collateral.    Notwithstanding anything in this Agreement or any other Senior Priority Debt Documents or Second Priority Debt Documents to the contrary, collateral consisting of cash and cash equivalents pledged to secure First Lien Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the First Lien Collateral Agent pursuant to Section 2.03, 2.05(b), 2.16, 2.17, 3.08(b), 8.02 or 8.04 of the First Lien Credit Agreement (or any equivalent successor provision)shall be applied as specified in the First Lien Credit Agreement and will not constitute Shared Collateral.
ARTICLE 3
ENFORCEMENT
SECTION 3.01    Exercise of Remedies.
(a)    So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, (i) neither any Second Priority Representative nor any Second Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or other action brought with respect to the Shared Collateral or any other Senior Priority Collateral by any Senior Priority Representative or any Senior Priority Secured Party in respect of the Senior Obligations, the exercise of any right by any Senior Priority Representative or any Senior Priority Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which any Senior Priority Representative or any Senior Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the Senior Priority Debt Documents or otherwise in respect of the Senior Priority Collateral or the Senior Obligations, or (z) object to the forbearance by the Senior Priority Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of Senior Obligations and (ii) except as otherwise provided herein, the Senior Priority Representatives and the Senior Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral or any other Senior Priority Collateral without any consultation with or the consent of any Second Priority Representative or any Second Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, any Second Priority Representative may file a claim, proof of claim, or statement of interest with respect to the Second Priority Debt Obligations under its Second Priority Debt Facility in a manner that is consistent with the terms and conditions of this Agreement, (B) any Second Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the Senior Obligations or the rights of the Senior Priority Representatives or the Senior Priority Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) any Second Priority Representative and the Second Priority Secured Parties may exercise their rights and remedies as unsecured creditors, to the extent provided and subject to the restrictions contained in Section 5.04, (D) any Second Priority Representative may exercise the rights and remedies provided for in Section 6.03 and the Second Priority Secured Parties may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance that is not permitted by this Agreement of the claims or Liens of the Second Priority Secured Parties or the avoidance of any Second Priority Lien to the extent not inconsistent with the terms of this Agreement, (E) any Second Priority Secured Party may (subject to the provisions of Section 6.10(b)) vote on any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding that conforms to the terms and conditions of this Agreement, and (F) from and after the Second Priority Enforcement Date, the Designated Second Priority Representative (or such other Person, if any, as is so authorized under the Second Lien Intercreditor Agreement) may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), but only so long as (1) a Senior Priority Representative has not commenced and is not diligently pursuing any enforcement action with respect to a material portion of Shared Collateral or (2) any Grantor which has granted a security interest in any Shared Collateral is not then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding. In exercising rights and remedies with respect to the Senior Priority Collateral, the Senior Priority Representatives and the Senior Priority Secured Parties may enforce the provisions of the Senior Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code or any other applicable Law of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)    So long as the Discharge of Senior Obligations has not occurred, except as expressly provided in the proviso to clause (ii) of Section 3.0l(a) but subject to Section 4.0l, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will not take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Shared Collateral in respect of Second Priority Debt Obligations or in connection with any Insolvency or Liquidation Proceeding. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.0l(a), the sole right of the Second Priority Representatives and the Second Priority Secured Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Priority Debt Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations has occurred.
(c)    Subject to the proviso in clause (ii) of Section 3.0l(a), (i) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that neither such Second Priority Representative nor any such Second Priority Secured Party will take any action that would hinder any exercise of remedies undertaken by any Senior Priority Representative or any Senior Priority Secured Party with respect to the Shared Collateral under the Senior Priority Debt Documents, including any Disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby waives any and all rights it or any such Second Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Priority Representatives or the Senior Priority Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Senior Priority Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Priority Representative or any other Senior Priority Secured Party is adverse to the interests of the Second Priority Secured Parties.
(d)    Each Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Priority Representatives or the Senior Priority Secured Parties with respect to the Senior Priority Collateral as set forth in this Agreement and the Senior Priority Debt Documents.
(e)     Until the Discharge of Senior Obligations, except as expressly provided in the proviso in clause (ii) of Section 3.0l(a), the Designated Senior Representative shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Discharge of Senior Obligations, the Designated Second Priority Representative (or any Person authorized by it) shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Second Priority Representative shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Secured Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Priority Representatives, or for the taking of any other action authorized by the Second Priority Collateral Documents;

provided, however, that nothing in this Section shall impair the right of any Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Secured Parties to take such actions with respect to the Collateral after the Discharge of Senior Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Second Priority Secured Parties or the Second Priority Debt Obligations.
SECTION 3.02    Cooperation. Subject to the proviso in clause (ii) of Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that, unless and until the Discharge of Senior Obligations has occurred, it will not commence, or join with any Person (other than the Senior Priority Secured Parties and the Senior Priority Representatives upon the request of the Designated Senior Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Debt Obligations.
SECTION 3.03    Actions Upon Breach. Should any Second Priority Representative or any Second Priority Secured Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any Senior Priority Representative or other Senior Priority Secured Party (in its or their own name or in the name of the Borrower or any other Grantor) or the Borrower or any other Grantor may obtain relief against such Second Priority Representative or such Second Priority Secured Party by injunction, specific performance or other appropriate equitable relief. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby (i) agrees that the Senior Priority Secured Parties’ damages from the actions of the Second Priority Representatives or any Second Priority Secured Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Borrower, any other Grantor, any Senior Priority Representative or the other Senior Priority Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Priority Representative or any other Senior Priority Secured Party.
ARTICLE 4
PAYMENTS
SECTION 4.01    Application of Proceeds. So long as the Discharge of Senior Obligations has not occurred and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, the Shared Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of remedies or in connection with any Insolvency or Liquidation Proceeding shall be applied by the Designated Senior Representative to the Senior Obligations in such order as specified in the (and subject to the terms of the) relevant Senior Priority Debt Documents and, if applicable, the Equal Priority Intercreditor Agreement, until the Discharge of Senior Obligations has occurred. Upon the Discharge of Senior Obligations, each applicable Senior Priority Representative shall deliver promptly to the Designated Second Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct (and subject to the other terms of this Agreement), to be applied by the Designated Second Priority Representative to the Second Priority Debt Obligations in such order as specified in the relevant Second Priority Debt Documents and, if applicable, the Second Lien Intercreditor Agreement.
SECTION 4.02    Payments Over. So long as the Discharge of Senior Obligations has not occurred, any Shared Collateral or Proceeds thereof received by any Second Priority Representative or any Second Priority Secured Party in connection with the exercise of any right or remedy (including setoff) relating to the Shared Collateral, in connection with any Insolvency or Liquidation Proceeding or otherwise in contravention of this Agreement shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Senior Representative for the benefit of the Senior Priority Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct (and subject to the other terms of this Agreement). The Designated Senior Representative is hereby authorized to make any such endorsements as agent for each of the Second Priority Representatives or any such Second Priority Secured Party. This authorization is coupled with an interest and is irrevocable.
ARTICLE 5
OTHER AGREEMENTS
SECTION 5.01    Releases.
(a)    Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that, in the event of a Disposition of any specified item of Shared Collateral (including all or substantially all of the Capital Stock of any Subsidiary of Holdings) (i) in connection with the exercise of remedies in respect of Collateral by a Senior Priority Representative or (ii) if not in connection with the exercise of remedies in respect of Collateral by the Designated Senior Representative, so long as such Disposition is permitted by the terms of the Second Priority Debt Documents and the Senior Priority Debt Documents and, in the case of this clause (ii) other than in connection with the Discharge of Senior Obligations, the Liens granted to the Second Priority Representatives and the Second Priority Secured Parties upon such Shared Collateral (but not on the Proceeds thereof that were not applied to the payment of Senior Obligations) to secure Second Priority Debt Obligations shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure Senior Obligations. Upon delivery to a Second Priority Representative of an Officer’s Certificate stating that any such termination and release of Liens securing the Senior Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Second Priority Secured Parties and the Second Priority Representatives) and any necessary or proper instruments of termination or release prepared by the Borrower or any other Grantor, such Second Priority Representative will promptly execute, deliver or acknowledge, at the Borrower’s sole cost and expense and without any representation or warranty, such instruments to evidence such termination and release of the Liens. Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Second Priority Representative, for itself and on behalf of the

Second Priority Secured Parties under its Second Priority Debt Facility, to release the Liens on the Second Priority Collateral as set forth in the relevant Second Priority Debt Documents.
(b)    Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby irrevocably constitutes and appoints the Designated Senior Representative and any officer or agent of the Designated Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Secured Party or in the Designated Senior Representative’s own name, from time to time in the Designated Senior Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.
(c)    Unless and until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby consents to the application, whether prior to or after an event of default under any Senior Priority Debt Document of Proceeds of Shared Collateral to the repayment of Senior Obligations pursuant to the Senior Priority Debt Documents, provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Priority Representatives or the Second Priority Secured Parties to receive Proceeds in connection with the Second Priority Debt Obligations not otherwise in contravention of this Agreement.
(d)    Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of a Senior Priority Collateral Document and a Second Priority Collateral Document each require any Grantor to (i) make payment in respect of any item of Shared Collateral, (ii) deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodities intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable Law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of, or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both the Designated Senior Representative and any Second Priority Representative or Second Priority Secured Party, such Grantor may, until the applicable Discharge of Senior Obligations has occurred, comply with such requirement under the Second Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated Senior Representative.
SECTION 5.02    Insurance and Condemnation Awards. Unless and until the Discharge of Senior Obligations has occurred, subject in each case to the rights of the Grantors under, and any limitations under, the Senior Priority Debt Documents, the Designated Senior Representative and the Senior Priority Secured Parties shall have the sole and exclusive right (a) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. Unless and until the Discharge of Senior Obligations has occurred, and subject to the rights of the Grantors under, and any limitations under, the Senior Priority Debt Documents and the Second Priority Debt Documents, all proceeds of any such policy and any such award, if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Obligations, to the Designated Senior Representative for the benefit of Senior Priority Secured Parties pursuant to the terms of the Senior Priority Debt Documents and, if applicable, the Equal Priority Intercreditor Agreement, (ii) second, after the occurrence of the Discharge of Senior Obligations, to the Designated Second Priority Representative for the benefit of the Second Priority Secured Parties pursuant to the terms of the applicable Second Priority Debt Documents and, if applicable, the Second Lien Intercreditor Agreement and (iii) third, if no Second Priority Debt Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second Priority Representative or any Second Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated Senior Representative (or after the Discharge of Senior Obligations, the Designated Second Priority Representative) to receive such amounts in accordance with the terms of Section 4.02.
SECTION 5.03    Certain Amendments.
(a)    No Second Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document, would be prohibited by or conflict with any of the terms of this Agreement. The Borrower agrees to deliver to the Designated Senior Representative copies of (i) any amendments, supplements or other modifications to the Second Priority Collateral Documents and (ii) any new Second Priority Collateral Documents promptly after effectiveness thereof. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that each Second Priority Collateral Document under its Second Priority Debt Facility shall include the following language (or language to similar effect reasonably approved by the Designated Senior Representative):
“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Second Priority Representative pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Priority Secured Parties (as defined in the First Lien/Second Lien Intercreditor Agreement referred to below), including liens and security interests granted to Morgan Stanley Senior Funding, Inc., as collateral agent, pursuant to or in connection with the First Lien Credit Agreement dated as of February 1, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among DiscoverOrg Midco, LLC, DiscoverOrg, LLC, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, and the other parties thereto, and (ii) the exercise of any right or remedy by the Second Priority Representative or any other secured party hereunder is subject to the limitations and provisions of the First Lien/Second Lien Intercreditor Agreement dated as of February 1, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”), among Morgan Stanley Senior Funding, Inc., as First Lien Collateral Agent, Morgan Stanley Senior Funding, Inc., as Initial Second Lien Representative, DiscoverOrg Midco, LLC and DiscoverOrg, LLC. In the event of any conflict between the terms of the First Lien/Second Lien Intercreditor Agreement and the terms of this Agreement, the terms of the First Lien/Second Lien Intercreditor Agreement shall govern.”
(b)    In the event that each applicable Senior Priority Representative and/or the Senior Priority Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Priority Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Priority Collateral Document or changing in any manner the rights of the Senior Priority Representatives, the Senior Priority Secured Parties, the Borrower or any other Grantor thereunder (including the release of any Liens in Senior Priority Collateral) in a manner that is applicable to all Senior Priority Debt Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document without the consent of any Second Priority Representative or any Second Priority Secured Party and without any action by any Second Priority Representative, the Borrower or any other Grantor; provided, however, that (x) no such amendment, waiver or consent shall (i) remove assets subject to the Lien of any Second Priority Collateral Document, except as provided for in Section 5.01(a) or (ii) impose duties that are adverse on any Second Priority Representative without its prior written consent and (y) written notice of such amendment, waiver or consent shall have been given by the Borrower to each Second Priority Representative within 10 Business Days after the effectiveness of such amendment, waiver or consent (although the failure to give any such notice shall in no way affect the effectiveness of such amendment, waiver or consent).
(c)    Each of the Senior Priority Debt Documents may be amended, restated, amended and restated, waived, supplemented or otherwise modified in accordance with its terms, and the indebtedness under any Senior Priority Debt Document may be Refinanced, in each case, without the consent of any Second Priority Representative or Second Priority Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, however, that, without the consent of the Second Priority Representatives, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene any provision of this Agreement.
(d)    Each of the Second Priority Debt Facilities may be amended, restated, waived, supplemented or otherwise modified in accordance with its terms, and the indebtedness under the Second Priority Debt Facilities may be Refinanced without the consent of any Senior Priority Representative or Senior Priority Secured Party; provided, however, that, without the consent of (x) until the Discharge of First Lien Credit Agreement Obligations, the First Lien Collateral Agent, acting with the consent of the Required Lenders (as such term is defined in the First Lien Credit Agreement) and (y) each other Senior Priority Representative (acting with the consent of the requisite holders of each series of Additional Senior Priority Debt), no such amendment, restatement, supplement or modification shall (1) contravene any provision of this Agreement, or (2) reduce the capacity to incur Indebtedness for borrowed money constituting Senior Obligations to an amount less than the aggregate principal amount of term loans and aggregate principal amount of revolving commitments, in each case, under the Senior Priority Debt Documents on the day of any such amendment, restatement, supplement, modification or Refinancing.
SECTION 5.04    Rights As Unsecured Creditors.     The Second Priority Representatives and the Second Priority Secured Parties may exercise rights and remedies as unsecured creditors against the Borrower and any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable Law so long as such rights and remedies do not violate, or are not otherwise inconsistent with, any express provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Second Priority Representative or any Second Priority Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents so long as such receipt is not the direct or indirect result of the exercise by a Second Priority Representative or any Second Priority Secured Party of rights or remedies as a secured creditor in respect of Shared Collateral. In the event any Second Priority Representative or any Second Priority Secured Party becomes a judgment Lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Debt Obligations, such judgment Lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Priority Representatives or the Senior Priority Secured Parties may have with respect to the Senior Priority Collateral.
SECTION 5.05    Gratuitous Bailee for Perfection.
(a)    Each Senior Priority Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of such Senior Priority Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or with respect to any Shared Collateral subject to any other arrangement set forth in Section 5.01(d), the applicable Senior Priority Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, on behalf of, and as sub-agent and gratuitous bailee for, the relevant Second Priority Representatives (the foregoing being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(5) and 9-313(c) of the UCC), in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b)    In the event that any Senior Priority Representative (or its agents or bailees), or after the Discharge of Senior Obligations, any Second Priority Representative, has Lien filings against Intellectual Property that is part of the Shared Collateral that are necessary for the perfection of Liens in such Shared Collateral, such Senior Priority Representative, or after the Discharge of Senior Obligations, such Second Priority Representative, agrees to hold such Liens as sub-agent and gratuitous bailee for the relevant Second Priority Representatives and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Second Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.
(c)    Except as otherwise specifically provided herein, until the Discharge of Senior Obligations has occurred, the Senior Priority Representatives and the Senior Priority Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Senior Priority Debt Documents as if the Liens under the Second Priority Collateral Documents did not exist. The rights of the Second Priority Representatives and the Second Priority Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.
(d)    The Senior Priority Representatives and the Senior Priority Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority Secured Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Senior Priority Representatives (and after the Discharge of Senior Obligations, the Second Priority Representatives) under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative.
(e)    The Senior Priority Representatives shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Secured Party, and each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby waives and releases the Senior Priority Representatives from all claims and liabilities arising pursuant to the Senior Priority Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.
(f)    Upon the Discharge of Senior Obligations, each applicable Senior Priority Representative shall, at the Borrower’s sole cost and expense, (i) (A) deliver to the Designated Second Priority Representative, to the extent that it is legally permitted to do so and as the Grantors or Designated Second Priority Representative may direct, all Shared Collateral, including all Proceeds thereof, held or controlled by such Senior Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign to the Designated Second Priority Representative, to the extent that it is legally permitted to do so and as the Grantors or the

Designated Second Priority Representative may direct, its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (B) if not legally permitted or no direction is given and if prior to discharge of the Second Priority Debt Obligations, deliver such Shared Collateral and assign its rights in respect thereof as a court of competent jurisdiction may otherwise direct or (C) if the Second Priority Debt Obligations have been discharged, deliver such Shared Collateral to the Grantors and terminate its rights therein as directed by the Grantors; (ii) notify any applicable insurance carrier that it is no longer entitled to be an additional loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier; and (iii) notify any Governmental Authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Priority Representative is entitled to approve any awards granted in such proceeding. The Borrower shall take such further action as is required to effectuate the transfer contemplated hereby. The Senior Priority Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Secured Party in contravention of this Agreement. No Senior Priority Representative shall have any liability to any Second Priority Secured Party.
(g)    None of the Senior Priority Representatives nor any of the other Senior Priority Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Borrower or any Subsidiary to any Senior Priority Representative or any Senior Priority Secured Party under the Senior Priority Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.
SECTION 5.06    When Discharge of Senior Obligations Deemed To Not Have Occurred. If, at any time substantially concurrently with or after the Discharge of Senior Obligations has occurred, the Borrower or any Subsidiary consummates any Refinancing or incurs any Senior Obligations (other than in respect of the payment of indemnities surviving the Discharge of Senior Obligations), then such Discharge of Senior Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Obligations) and the applicable agreement governing such Senior Obligations shall automatically be treated as a Senior Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Senior Obligations shall be the Senior Priority Representative for all purposes of this Agreement; provided that such Senior Priority Representative shall have become a party to this Agreement pursuant to Section 8.09. Upon receipt of notice of such incurrence (including the identity of the new Senior Priority Representative), each Second Priority Representative (including the Designated Second Priority Representative) shall promptly (a) enter into such documents and agreements (at the expense of the Borrower), including amendments, supplements or modifications to this Agreement, as the Borrower or such new Senior Priority Representative shall reasonably request in writing in order to provide the new Senior Priority Representative the rights of a Senior Priority Representative contemplated hereby and (b) deliver to such Senior Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds thereof, held or controlled by such Second Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign to such Senior Priority Representative, to the extent that it is legally permitted to do so, its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral.
ARTICLE 6
INSOLVENCY OR LIQUIDATION PROCEEDINGS
SECTION 6.01    Financing and Sale Issues.    Until the Discharge of Senior Obligations has occurred, if the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that (A) if any Senior Priority Representative shall desire to consent (or not object) to the sale, use or lease of cash or other collateral or to consent (or not object) to the Borrower’s or any other Grantor’s obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), it will raise no objection to and will not otherwise contest such sale, use or lease of such cash or other collateral or such DIP Financing and, except to the extent permitted by the proviso in clause (ii) of Section 3.01(a) and Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Obligations are subordinated to or have the same priority as the Liens securing such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Debt Obligations are so subordinated to Liens securing Senior Obligations under this Agreement, so long as the sum of (a) the maximum aggregate principal amount of Indebtedness that may be outstanding from time to time under such DIP Financing (including any such portion thereof that constitutes rollover of loans and/or letters of credit under the Senior Priority Debt Documents) plus, without duplication, (b) the aggregate principal amount of loans, the aggregate face amount of undrawn letters of credit issued and outstanding under the Senior Priority Debt Documents and the aggregate amount of unreimbursed drawings under letters of credit issued under the Senior Priority Debt Documents does not exceed 115% of the greater of (i) $965,000,000, and (ii) the aggregate principal amount of loans, the aggregate face amount of undrawn letters of credit issued and outstanding under the Senior Priority Debt Documents and the aggregate amount of unreimbursed drawings under letters of credit issued under the Senior Priority Debt Documents outstanding immediately prior to the time the DIP Financing is entered into (for the avoidance of doubt, before giving effect to any rollover of any loans and/or letters of credit under the Senior Priority Debt Documents into the DIP Financing), (y) any “carve-out” for professional and United States Trustee fees agreed to by the Senior Priority Representatives, and (z) all adequate protection liens granted to the Senior Priority Secured Parties, (B) it will raise no objection to and will not otherwise contest any motion for relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceedings or from any injunction against foreclosure or enforcement in respect of Senior Obligations or the Senior Priority Collateral made by any Senior Priority Representative or any other Senior Priority Secured Party, (C) it will raise no objection to and will not otherwise contest any lawful exercise by any Senior Priority Secured Party of the right to credit bid Senior Obligations at any foreclosure or other sale of Senior Priority Collateral, including pursuant to Section 363(k) of the Bankruptcy

Code or any similar provision of any other Bankruptcy Law or other applicable law, (D) it will raise no objection to and will not otherwise contest any other request for judicial relief made in any court by any Senior Priority Secured Party relating to the lawful enforcement of any Lien on Senior Priority Collateral, (E) it will raise no objection to and will not otherwise contest any election made by any Senior Priority Representative or any other Senior Priority Secured Party of the application of Section 1111(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, and (F) it will raise no objection to and will not otherwise contest or oppose any Disposition (including pursuant to Section 363 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law) of assets of any Grantor for or to which any Senior Priority Representative has consented or not objected that provides, to the extent such Disposition is to be free and clear of Liens, that the Liens securing the Senior Obligations and the Second Priority Debt Obligations will attach to the Proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the Senior Obligations rank to the Liens on the Shared Collateral securing the Second Priority Debt Obligations pursuant to this Agreement; provided that the Second Priority Secured Parties are not deemed to have waived any rights to credit bid on the Shared Collateral in any such sale or disposition in accordance with Section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law), so long as any such credit bid provides for the payment in full of the Senior Obligations. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that notice received three Business Days prior to the entry of an order approving any usage of cash or other collateral described in this Section 6.01 or approving any DIP Financing described in this Section 6.01 shall be adequate notice.
SECTION 6.02    Relief from the Automatic Stay. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated Senior Representative.
SECTION 6.03    Adequate Protection. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that none of them shall object to, contest or support any other Person objecting to or contesting (a) any request by any Senior Priority Representative or any Senior Priority Secured Parties for adequate protection in any form, (b) any objection by any Senior Priority Representative or any Senior Priority Secured Parties to any motion, relief, action or proceeding based on any Senior Priority Representative’s or Senior Priority Secured Party’s claiming a lack of adequate protection or (c) the allowance and/or payment of pre- and/or post-petition interest, fees, expenses or other amounts of any Senior Priority Representative or any other Senior Priority Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (as adequate protection or otherwise). Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (i) if the Senior Priority Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral and/or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, may seek or request adequate protection in the form of a Lien on such additional or replacement collateral and/or a superpriority claim (as applicable), which Lien and/or superpriority claim (as applicable) is subordinated to the Liens securing, and claims with respect to, all Senior Obligations and such DIP Financing (and all obligations relating thereto) and any other Liens or claims granted to the Senior Priority Secured Parties as adequate protection, on the same basis as the other Liens securing, and claims with respect to, the Second Priority Debt Obligations are so subordinated to the Liens securing, and claims with respect to, Senior Obligations under this Agreement and (ii) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Secured Parties under their Second Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted in the form of a Lien on additional or replacement collateral and/or a superpriority claim, then such Second Priority Representatives, for themselves and on behalf of each Second Priority Secured Party under their Second Priority Debt Facilities, agree that each Senior Priority Representative shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the Senior Obligations and any such DIP Financing and/or a superpriority claim (as applicable) and that any Lien on such additional or replacement collateral securing the Second Priority Debt Obligations and/or superpriority claim (as applicable) shall be subordinated to the Liens on such collateral securing or providing adequate protection for, and claims with respect to, the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens or claims granted to the Senior Priority Secured Parties as adequate protection on the same basis as the other Liens securing, and claims with respect to, the Second Priority Debt Obligations are so subordinated to such Liens securing, and claims with respect to, Senior Obligations under this Agreement. Without limiting the generality of the foregoing, to the extent that the Senior Priority Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition fees and expenses, and/or other cash payments, then the Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition incurred fees and expenses, and/or other cash payments (as applicable), subject to the right of the Senior Priority Secured Parties to object to the reasonableness of the amounts of fees and expenses or other cash payments so sought by the Second Priority Secured Parties.
SECTION 6.04    Preference Issues.    If any Senior Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Borrower or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason (any such amount, a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.
SECTION 6.05    Separate Grants of Security and Separate Classifications. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Priority Collateral Documents and the Second Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Debt Obligations are fundamentally different from the Senior Obligations and must be separately classified in any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed, confirmed, or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Priority Secured Parties and the Second Priority Secured Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby acknowledges and agrees that all distributions from the Shared Collateral shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral (with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the Senior Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, fees, and expenses, and other claims, all amounts owing in respect of post-petition interest, fees, and expenses (whether or not allowed or allowable under Section 506(b) of the Bankruptcy Code (or any similar provision of any other Bankruptcy Law) or otherwise in such Insolvency or Liquidation Proceeding) before any distribution from the Shared Collateral is made in respect of the Second Priority Debt Obligations, with each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby acknowledging and agreeing to turn over to the Designated Senior Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties).
SECTION 6.06    No Waivers of Rights of Senior Priority Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Priority Representative or any other Senior Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Secured Party, including the seeking by any Second Priority Secured Party of adequate protection or the asserting by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.
SECTION 6.07    Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and Proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.
SECTION 6.08    Other Matters. To the extent that any Second Priority Representative or any Second Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, then, except as otherwise permitted herein, such Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees not to assert any such rights without the prior written consent of each Senior Priority Representative, provided that if requested by any Senior Priority Representative, such Second Priority Representative shall timely exercise such rights in the manner requested by the Senior Priority Representatives (acting unanimously), including any rights to payments in respect of such rights.
SECTION 6.09    506(c) Claims. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Senior Obligations for costs or expenses of preserving or disposing of any Shared Collateral.
SECTION 6.10    Reorganization Securities; Voting.
(a)    If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed, confirmed, or adopted in an Insolvency or Liquidation Proceeding, on account of both the Senior Obligations and the Second Priority Debt Obligations, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Second Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.
(b)    No Second Priority Secured Party (whether in the capacity of a secured creditor or an unsecured creditor) shall propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement that is inconsistent with the priorities or other provisions of this Agreement. Without limiting the generality of the foregoing, other than with the prior written consent of the Designated Senior Representative, no Second Priority Secured Party (whether in the capacity of a secured creditor or an unsecured creditor) shall vote in favor of any plan unless such plan (i) satisfies the Senior Obligations in full or (ii) is proposed or supported by the number of Senior Priority Secured Parties required under Section 1126(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

SECTION 6.11    Post-Petition Interest.
(a)    Neither any Second Priority Representative nor any other Second Priority Secured Party shall oppose or seek to challenge any claim by any Senior Priority Representative or any other Senior Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Senior Obligations consisting of claims for post-petition interest, fees, or expenses under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or otherwise.
(b)    No Senior Priority Representative nor any other Senior Priority Secured Party shall oppose or seek to challenge any claim by any Second Priority Representative or any other Second Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Priority Debt Obligations consisting of claims for post-petition interest, fees, or expenses under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or otherwise, so long as the Senior Priority Secured Parties are receiving post-petition interest, fees, or expenses in at least the same form being requested by such Second Priority Representative or such other Second Priority Secured Party and then only to the extent of the value of the Lien of the Second Priority Representatives on behalf of the Second Priority Secured Parties on the Shared Collateral (after taking into account the Senior Obligations).
ARTICLE 7
RELIANCE; ETC.
SECTION 7.01    Reliance.    The consent by the Senior Priority Secured Parties to the execution and delivery of the Second Priority Debt Documents to which the Senior Priority Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Priority Secured Parties to the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges that it and such Second Priority Secured Parties have, independently and without reliance on any Senior Priority Representative or other Senior Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Second Priority Debt Documents or this Agreement.
SECTION 7.02    No Warranties or Liability.    Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges and agrees that neither any Senior Priority Representative nor any other Senior Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Priority Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Senior Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Priority Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representatives and the Second Priority Secured Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither any Senior Priority Representative nor any other Senior Priority Secured Party shall have any duty to any Second Priority Representative or Second Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Borrower or any other Subsidiary (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Senior Obligations, the Second Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement.
SECTION 7.03    Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties hereunder shall remain in full force and effect irrespective of:
(a)    any lack of validity or enforceability of any Senior Priority Debt Document or any Second Priority Debt Document;
(b)    any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Second Priority Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Lien Credit Agreement or any other Senior Priority Debt Document or of the terms of any Second Priority Debt Document;
(c)    any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Second Priority Debt Obligations or any guarantee thereof;
(d)    the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or
(e)    any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) the Borrower or any other Grantor in respect of the Senior Obligations (other than the Discharge of Senior Obligations subject to Sections 5.06 and 6.04 hereof) or (ii) any Second Priority Representative or Second Priority Secured Party in respect of this Agreement.

ARTICLE 8
MISCELLANEOUS
SECTION 8.01    Conflicts. Subject to Section 8.18, in the event of any conflict between the provisions of this Agreement and the provisions of any Senior Priority Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, (a) the relative rights and obligations of the Senior Priority Representatives and the Senior Priority Secured Parties (as amongst themselves) with respect to any Senior Priority Collateral shall be governed by the terms of the Equal Priority Intercreditor Agreement and in the event of any conflict between the Equal Priority Intercreditor Agreement and this Agreement, the provisions of the Equal Priority Intercreditor Agreement shall control as to the relative rights and obligations of the Senior Priority Representatives and the Senior Priority Secured Parties (as amongst themselves) with respect to any Senior Priority Collateral, and (b) the relative rights and obligations of the Second Priority Representatives and the Second Priority Secured Parties (as amongst themselves) with respect to any Second Priority Collateral shall be governed by the terms of the Second Lien Intercreditor Agreement and in the event of any conflict between the Second Lien Intercreditor Agreement and this Agreement, the provisions of the Second Lien Intercreditor Agreement shall control as to the relative rights and obligations of the Second Priority Representatives and the Second Priority Secured Parties (as amongst themselves) with respect to any Second Priority Collateral.
SECTION 8.02    Continuing Nature of This Agreement; Severability. Subject to Section 6.04, this Agreement shall continue to be effective until the Discharge of Senior Obligations shall have occurred. This is a continuing agreement of Lien subordination, and the Senior Priority Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any Second Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any other Subsidiary constituting Senior Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8.03    Amendments; Waivers.
(a)    No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be in writing and permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.
(b)    This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement or waiver which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of, imposes additional duties on, or otherwise adversely affects the Borrower or any other Grantor, shall require the consent of the Borrower. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Priority Secured Parties and the Second Priority Secured Parties and their respective permitted successors and assigns.
(c)    Notwithstanding the foregoing, without the consent of any Secured Party, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 and, upon such execution and delivery, such Representative and the Secured Parties and Senior Obligations or Second Priority Debt Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.
SECTION 8.04    Information Concerning Financial Condition of the Borrower and the Other Subsidiaries. The Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and the other Subsidiaries and all endorsers or guarantors of the Senior Obligations or the Second Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Obligations or the Second Priority Debt Obligations. The Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Priority Representative, any Senior Priority Secured Party, any Second Priority Representative or any Second Priority Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
SECTION 8.05     Subrogation. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred.
SECTION 8.06    Application of Payments. Except as otherwise provided herein, all payments received by the Senior Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Priority Debt Documents. Except as otherwise provided herein, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, assents to any such extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.
SECTION 8.07    [Reserved.]
SECTION 8.08    Dealings with Grantors. Upon any application or demand by the Borrower or any other Grantor to any Representative to take or permit any action under any of the provisions of this Agreement, upon such Representative’s reasonable request, the Borrower shall furnish to such Representative a certificate of a duly authorized officer of the Borrower (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or demand, no additional certificate or opinion need be furnished.
SECTION 8.09    Additional Debt Facilities.
(a)    To the extent, but only to the extent, permitted by the provisions of the Senior Priority Debt Documents and the Second Priority Debt Documents then in effect, the Borrower or any other Grantor may incur or issue and sell one or more series or classes of Additional Second Priority Debt and one or more series or classes of Additional Senior Priority Debt. Any such additional class or series of Additional Second Priority Debt (the “Second Priority Class Debt”) may be secured by a Lien on Shared Collateral that is junior in priority to any Lien on the Shared Collateral securing or purporting to secure any Senior Obligations and equal in priority (but without regard to the control of remedies) with any Lien on the Shared Collateral securing or purporting to secure any Second Priority Debt Obligations, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Second Priority Class Debt, if and subject to the condition that the Representative of any such Second Priority Class Debt (each, a “Second Priority Class Debt Representative”), acting on behalf of the holders of such Second Priority Class Debt (such Representative and holders in respect of any Second Priority Class Debt being referred to as the “Second Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph, and Section 8.09(b). Any such additional class or series of Senior Priority Debt Facilities (the “Senior Priority Class Debt”; and the Senior Priority Class Debt and Second Priority Class Debt, collectively, the “Class Debt”) may be secured by a Lien on Shared Collateral that is equal in priority (but without regard to the control of remedies) with any Lien on the Shared Collateral securing or purporting to secure any Senior Obligations and senior in priority to any Lien on the Shared Collateral securing or purporting to secure any Second Priority Debt Obligations, in each case under and pursuant to the Senior Priority Collateral Documents, if and subject to the condition that the Representative of any such Senior Priority Class Debt (each, a “Senior Priority Class Debt Representative”; and the Senior Priority Class Debt Representatives

and Second Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such Senior Priority Class Debt (such Representative and holders in respect of any such Senior Priority Class Debt being referred to as the “Senior Priority Class Debt Parties”; and the Senior Priority Class Debt Parties and Second Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of the immediately succeeding paragraph, and Section 8.09(b). In order for a Class Debt Representative to become a party to this Agreement:
(i)    such Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (if such Representative is a Second Priority Class Debt Representative) or Annex III (if such Representative is a Senior Priority Class Debt Representative) (with such changes as may be reasonably approved by the Designated Senior Representative and such Class Debt Representative, and, to the extent such changes increase the obligations or reduce the rights of a Grantor, by the Borrower) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative and the related Class Debt Parties become subject hereto and bound hereby;
(ii)    the Borrower shall have delivered to the Designated Senior Representative an Officer’s Certificate stating that the conditions set forth in this Section 8.09 are satisfied with respect to such Class Debt and, if requested, true and complete copies of each of the Second Priority Debt Documents or Senior Priority Debt Documents, as applicable, relating to such Class Debt, certified as being true and correct by an Authorized Officer of the Borrower on behalf of the relevant Grantor and identifying the obligations to be designated as Additional Senior Priority Debt or Additional Second Priority Debt, as applicable, and certifying that such obligations are permitted to be incurred and secured (I) in the case of Additional Senior Priority Debt, on a pari passu basis with the Senior Obligations and a senior basis to the Second Priority Debt Obligations, in each case, under each of the Senior Priority Debt Documents and Second Priority Debt Documents and (II) in the case of Additional Second Priority Debt, on a junior basis to the Senior Obligations and a pari passu basis with the Second Priority Debt Obligations, in each case, under each of the Senior Priority Debt Documents and Second Priority Debt Documents; and
(iii)    the Second Priority Debt Documents or Senior Priority Debt Documents, as applicable, relating to such Class Debt shall provide, or shall be amended on terms and conditions reasonably approved by the Designated Senior Representative and such Class Debt Representative, that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt.
(b)    With respect to any Class Debt that is issued or incurred after the Closing Date, the Borrower and each of the other Grantors agrees that the Borrower will take, as applicable, such actions (if any) as may from time to time reasonably be requested by any Senior Priority Representative or any Second Priority Representative, and enter into such technical amendments, modifications and/or supplements to the then existing Collateral Documents (or execute and deliver such additional Collateral Documents) as may from time to time be reasonably requested by such Persons, to ensure that the Class Debt is secured by, and entitled to the benefits of, the relevant Collateral Documents relating to such Class Debt, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes each applicable Senior Priority Representative and each applicable Second Priority Representative, as the case may be, to enter into, any such technical amendments, modifications and/or supplements (and additional Collateral Documents).
SECTION 8.10    Consent to Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in New York City in the borough of Manhattan, the courts of the United States District Court of the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same and agrees not to commence or support any such action or proceeding in any other jurisdiction;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 8.11;
(d)    agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by Law; and
(e)    waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.10 any special, exemplary, punitive or consequential damages.
SECTION 8.11    Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:
(i)    if to the Borrower or any other Grantor, to DiscoverOrg, LLC, at its address at:
DiscoverOrg, LLC
Attn: Chief Executive Officer
805 Broadway Street, Suite 900
Vancouver, WA 98660
Fax: (614) 573-6377
Email: Cameron.Hyzer@discoverorg.com

with a copy (which shall not constitute notice) to:
TA Associates Management, L.P.
Attn: Tony Marsh
John Hancock Tower, 56th Floor
200 Clarendon Street
Boston, MA 02116
Telephone: (617) 574-6779
Fax: (617) 574-6728
Email: tmarsh@TA.com
Carlyle Partners VI, L.P.
Attn: Matthew Coles
520 Madison Avenue
New York, NY 10022
Email: Matthew.Coles@carlyle.com
and
Latham & Watkins LLP
Attn: Jeffrey Chenard
555 Eleventh Street, NW
Suite 1000
Washington, D.C. 20004-1304
Phone: (202) 637-1038
Fax: (202) 637-2201
Email: jeffrey.chenard@lw.com
(ii)    if to the First Lien Collateral Agent, to it at:
Morgan Stanley Senior Funding, Inc.
Attn: Morgan Stanley Agency Team
1300 Thames Street, 4th Floor
Thames Street Wharf
Baltimore, MD 21231
Email: AGENCY.BORROWERS@morganstanley.com
(iii)    if to the Initial Second Lien Representative, to it at:
Morgan Stanley Senior Funding, Inc.
Attn: Morgan Stanley Agency Team
1300 Thames Street, 4th Floor
Thames Street Wharf
Baltimore, MD 21231
Email: AGENCY.BORROWERS@morganstanley.com

(iv)    if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09.
Unless otherwise specifically provided herein, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.11 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8.11. Notices and other communications may also be delivered by email to the email address of a representative of the applicable Person provided from time to time by such Person.
SECTION 8.12    Further Assurances. Each Senior Priority Representative, on behalf of itself and each Senior Priority Secured Party under the Senior Priority Debt Facility for which it is acting, each Second Priority Representative, on behalf of itself, and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.
SECTION 8.13    Governing Law; Waiver of Jury Trial.
(A)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(B)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.
SECTION 8.14    Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives, the Second Priority Secured Parties, the Borrower and their respective permitted successors and assigns.
SECTION 8.15    Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.
SECTION 8.16    Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8.17    Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Lien Collateral Agent represents and warrants that this Agreement is binding upon the First Lien Credit Agreement Secured Parties. The Initial Second Lien Representative represents and warrants that this Agreement is binding upon the Initial Second Priority Debt Secured Parties.
SECTION 8.18    No Third Party Beneficiaries; Successors and Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties, and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights; provided, however, that the Grantors will be entitled to assert such rights with respect to Sections 2.02, 5.01(a), 5.01(d), 5.02, 5.03(b), 5.05(f), 6.07, 8.03(b), 8.08 and 8.09. Notwithstanding anything else in this Agreement, subject to Section 2.04 of this Agreement, no Grantor is required to provide any security interest in the assets or properties of such Grantor that constitute “Excluded Property” under any applicable Collateral Documents.
SECTION 8.19    Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.
SECTION 8.20    Administrative Agent and Representative. It is understood and agreed that (a) the First Lien Collateral Agent is entering into this Agreement in its capacity as administrative agent and collateral agent under the First Lien Credit Agreement and the provisions of Article IX of the First Lien Credit Agreement applicable to the Administrative Agent (as defined therein) thereunder shall also apply to the First Lien Collateral Agent hereunder, (b) the Initial Second Lien Representative is entering into this Agreement in its capacity as administrative agent and collateral agent under the Initial Second Lien Debt Agreement and the provisions of Article IX of the Initial Second Lien Debt Agreement applicable to the Administrative Agent (as defined therein) thereunder shall also apply to the Initial Second Lien Representative hereunder and (c) each other Representative party hereto is entering into this Agreement in its capacity as trustee or agent for the secured parties referenced in the applicable Additional Senior Priority Debt Document or Additional Second Priority Debt Document (as applicable) and the corresponding exculpatory and liability-limiting provisions of such agreement applicable to such Representative thereunder shall also apply to such Representative hereunder.
SECTION 8.21    Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.
SECTION 8.22    Additional Grantors. The Borrower hereby represents and warranties to the Representatives that Holdings, the Subsidiary Guarantors party hereto and the Borrower constitute the only Grantors on the Closing Date. The Borrower and Holdings hereby covenant and agree to cause each person which becomes a Grantor following the execution of this Agreement to become a party hereto (in the capacity of a Grantor) by duly executing and delivering a counterpart of the supplement hereto substantially in the form of Annex I hereof to each Representative.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MORGAN STANLEY SENIOR FUNDING, INC., as First Lien Collateral Agent

By:	/s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as Initial Second Lien Representative

By:	/s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST LIEN/SECOND LIEN
INTERCREDITOR AGREEMENT]

Acknowledged by:

DISCOVERORG, LLC
By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

DISCOVERORG MIDCO, LLC

By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

RKSI ACQUISITION CORPORATION

By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

RK MIDCO, LLC

By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

DISCOVERORG DATA, LLC

By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

DISCOVERORG ACQUISITION COMPANY LLC

By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

[SIGNATURE PAGE TO FIRST LIEN/SECOND LIEN
INTERCREDITOR AGREEMENT]

DISCOVERORG ACQUISTION (TELLWISE), LLC
By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

CLOUD VIRTUAL, LLC

By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

NEVERBOUNCE, LLC

By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

ZEBRA ACQUISITION CORPORATION

By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

ZOOM INFORMATION INC

By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

[SIGNATURE PAGE TO FIRST LIEN/SECOND LIEN
INTERCREDITOR AGREEMENT]

DATANYZE, INC.,

By:	/s/ Anthony Stark
Name: Anthony Stark
Title: Vice President and Secretary

[SIGNATURE PAGE TO FIRST LIEN/SECOND LIEN
INTERCREDITOR AGREEMENT]

ANNEX I
[FORM OF] SUPPLEMENT NO. [ ] (this “Grantor Supplement”) dated as of [               ], 20[ ] to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of February 1, 2019 (the “First Lien/Second Lien Intercreditor Agreement”), among DiscoverOrg Midco, LLC, a Delaware limited liability company, DiscoverOrg, LLC, a Delaware limited liability company, the other Grantors from time to time party thereto, Morgan Stanley Senior Funding, Inc., as Representative for the First Lien Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), Morgan Stanley Senior Funding, Inc., acting in its capacity as administrative agent and collateral agent under the Initial Second Lien Debt Agreement, and each additional Senior Priority Representative and Second Priority Representative that from time to time becomes a party thereto pursuant to Section 8.09 of the First Lien/Second Lien Intercreditor Agreement.
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.
B.    Pursuant to Section 8.22 of the First Lien/Second Lien Intercreditor Agreement, each person that becomes a Grantor following the execution of the First Lien/Second Lien Intercreditor Agreement is required to become a party to the First Lien/Second Lien Intercreditor Agreement. [          ] has become a Grantor following the execution of the First Lien/Second Lien Intercreditor Agreement and is referred to herein as the “New Grantor.”
Accordingly, the New Grantor agrees as follows:
SECTION 1.    The New Grantor hereby agrees to become party to the First Lien/Second Lien Intercreditor Agreement as a Grantor thereunder for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the First Lien/Second Lien Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof. All references to any “Grantor” or the “Grantors” under the First Lien/Second Lien Intercreditor Agreement shall, from and after the date hereof, be deemed to include the New Grantor.
SECTION 2.    The New Grantor hereby agrees, for the enforceable benefit of all existing and future Secured Parties that the undersigned is bound by the terms, conditions and provisions of the First Lien/Second Lien Intercreditor Agreement.
SECTION 3.    Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.
SECTION 4.    THIS GRANTOR SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 5.    All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth below its signature hereto.

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the New Grantor has duly executed this Grantor Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR], as New Grantor,

By:
Name:
Title:

Address for notices: [ ]

A-I-3

ANNEX II
[FORM OF] SUPPLEMENT NO. [ ] (this “Representative Supplement”) dated as of [          ], 20[  ] to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of February 1, 2019 (the “First Lien/Second Lien Intercreditor Agreement”), among DiscoverOrg, LLC, a Delaware limited liability company, DiscoverOrg Midco, LLC, a Delaware limited liability company, Morgan Stanley Senior Funding, Inc., as Representative for the First Lien Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), Morgan Stanley Senior Funding, Inc., as Representative for the Initial Second Priority Debt Secured Parties (in such capacity and together with its successors in such capacity, the “Initial Second Lien Representative”), and each additional Senior Priority Representative and Second Priority Representative that from time to time becomes a party thereto pursuant to Section 8.09 of the First Lien/Second Lien Intercreditor Agreement.
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.
B.    As a condition to the ability of the Borrower or any other Grantor to incur Second Priority Class Debt after the date of the First Lien/Second Lien Intercreditor Agreement and to secure such Second Priority Class Debt with the Second Priority Lien, in each case under and pursuant to the Second Priority Collateral Documents, the Second Priority Class Debt Representative in respect of such Second Priority Class Debt is required to become a Representative under, and such Second Priority Class Debt and the Second Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement. Section 8.09 of the First Lien/Second Lien Intercreditor Agreement provides that such Second Priority Class Debt Representative may become a Representative under, and such Second Priority Class Debt and such Second Priority Class Debt Parties may become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement, pursuant to the execution and delivery by the Second Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the First Lien/Second Lien Intercreditor Agreement. The undersigned Second Priority Class Debt Representative (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the Senior Priority Debt Documents and the Second Priority Debt Documents.
Accordingly, the Designated Senior Representative and the New Representative agree as follows:
SECTION 1.    In accordance with Section 8.09 of the First Lien/Second Lien Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Second Priority Class Debt and Second Priority Class Debt Parties become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Second Priority Class Debt Parties, hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement applicable to it as a Second Priority Representative and to the Second Priority Class Debt Parties that it represents as Second Priority Secured Parties. Each reference to a “Representative” or

A-II-1

“Second Priority Representative” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.
SECTION 2.    The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee] under [describe debt facility], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Second Priority Debt Documents relating to such Second Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Second Priority Class Debt Parties in respect of such Second Priority Class Debt will be subject to and bound by the provisions of the First Lien/Second Lien Intercreditor Agreement as Second Priority Secured Parties.
SECTION 3.    This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.
SECTION 4.    Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.
SECTION 5.    THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.    In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7.    All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the New Representative and the Designated Senior Representative have duly executed this Representative Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

[ ], as Designated Senior Representative,

By:
Name:
Title:

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Acknowledged by:

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

DISCOVERORG, LLC,

By:
Name:
Title:

DISCOVERORG MIDCO, LLC, as Holdings

By:
Name:
Title:

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ANNEX III
[FORM OF] SUPPLEMENT NO. [ ] (this “Representative Supplement”) dated as of [          ], 20[  ] to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of February 1, 2019 (the “First Lien/Second Lien Intercreditor Agreement”), among DiscoverOrg, LLC, a Delaware limited liability company, DiscoverOrg Midco, LLC, a Delaware limited liability company, Morgan Stanley Senior Funding, Inc., as Representative for the First Lien Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), Morgan Stanley Senior Funding, Inc., as Representative for the Initial Second Priority Debt Secured Parties (in such capacity and together with its successors in such capacity, the “Initial Second Lien Representative”), and each additional Senior Priority Representative and Second Priority Representative that from time to time becomes a party thereto pursuant to Section 8.09 of the First Lien/Second Lien Intercreditor Agreement.
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.
B.    As a condition to the ability of the Borrower or any other Grantor to incur Senior Priority Class Debt after the date of the First Lien/Second Lien Intercreditor Agreement and to secure such Senior Priority Class Debt with the Senior Lien, in each case under and pursuant to the Senior Priority Collateral Documents, the Senior Priority Class Debt Representative in respect of such Senior Priority Class Debt is required to become a Representative under, and such Senior Priority Class Debt and the Senior Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement. Section 8.09 of the First Lien/Second Lien Intercreditor Agreement provides that such Senior Priority Class Debt Representative may become a Representative under, and such Senior Priority Class Debt and such Senior Priority Class Debt Parties may become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement, pursuant to the execution and delivery by the Senior Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the First Lien/Second Lien Intercreditor Agreement. The undersigned Senior Priority Class Debt Representative (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the Senior Priority Debt Documents and the Second Priority Debt Documents.
Accordingly, the Designated Senior Representative and the New Representative agree as follows:
SECTION 1.    In accordance with Section 8.09 of the First Lien/Second Lien Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Senior Priority Class Debt and Senior Priority Class Debt Parties become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Senior Priority Class Debt Parties, hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement applicable to it as a Senior Priority Representative and to the Senior Priority Class Debt Parties that it represents as Senior Priority Secured Parties. Each reference to a “Representative” or “Senior Priority Representative” in the First Lien/Second Lien Intercreditor Agreement shall be

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deemed to include the New Representative. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.
SECTION 2.    The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee] under [describe debt facility], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Senior Priority Debt Documents relating to such Senior Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Senior Priority Class Debt Parties in respect of such Senior Priority Class Debt will be subject to and bound by the provisions of the First Lien/Second Lien Intercreditor Agreement as Senior Priority Secured Parties.
SECTION 3    This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.
SECTION 4.    Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.
SECTION 5.    THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.    In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7.    All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the New Representative and the Designated Senior Representative have duly executed this Representative Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

[ ], as Designated Senior Representative,

By:
Name:
Title:

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Acknowledged by:

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

DISCOVERORG, LLC,

By:
Name:
Title:

DISCOVERORG MIDCO, LLC, as Holdings

By:
Name:
Title:

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